UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2006

TESSCO Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-24746	52-0729657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11126 McCormick Road, Hunt Valley, Maryland 21031

(Address of principal executive offices) (Zip Code)

(410) 229-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 25, 2006, the Registrant issued a press release announcing its financial results for the fourth quarter of fiscal 2006 and full fiscal year.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Item 2.02, including the Exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K.  Consequently, pursuant to this Item 2.02, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this item of this Form 8-K.

ITEM 8.01 OTHER EVENTS.

On April 21, 2006, the Company completed its previously announced acquisition of the business and assets of TerraWave Solutions, Ltd. and GigaWave Technologies, Ltd..  For further information, see Item 1.01 of the Current Report on Form 8-K filed by the Company on April 6, 2006.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 25, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated

By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr. Chairman, President and Chief Executive Officer

Dated: April 25, 2006